UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2020

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4900, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 496-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HSII	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On April 3, 2020, Mr. Gary E. Knell informed the Board of Directors of Heidrick & Struggles International, Inc. (the “Company”) that he has decided not to stand for re-election at the next annual meeting of the Company’s stockholders. Mr. Knell, who has served as a director of the Company since 2007, will continue to serve as a director of the Company until his term expires at the Company’s 2020 annual meeting. Mr. Knell’s decision not to stand for re-election was not the result of any disagreement with the Company or its management.

(d)    The Board of Directors, following the recommendation of the Nominating and Board Governance Committee, has appointed Mr. Laszlo Bock to serve on the Board of Directors effective April 3, 2020. Mr. Bock will stand for re-election at the Company’s 2020 annual meeting of stockholders. Mr. Bock will serve as an independent director and there is no arrangement or understanding between Mr. Bock and any other person pursuant to which he was appointed as a director.

There is no transaction between Mr. Bock and the Company that would be reportable under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933.

In connection with the foregoing, the Board of Directors approved an increase in the size of the Board of Directors from eight to nine, effective as of April 3, 2020. The Board of Directors is expected to approve a reduction in the size of the Board of Directors from nine to eight effective as of the date of the 2020 annual meeting of stockholders.

A copy of the Company’s press release announcing the decision of Mr. Knell not to stand for re-election and the appointment of Mr. Bock as a director is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Heidrick & Struggles International, Inc. Press Release dated April 8, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.
(Registrant)

Date: April 8, 2020	By:	/s/ Kamau A. Coar
		Name:	Kamau A. Coar
		Title:	General Counsel